UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
H&E Equipment Services, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
11100 Mead Road, Suite 200
Baton Rouge, LA 70816
(Address of principal executive offices, including zip code)
(225) 298-5200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Stockholders of H&E Equipment Services, Inc. (the “Company”) was held on May 24, 2011. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on April 7, 2011, were (1) election of eight members to the board of directors; (2) ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (3) an advisory vote on Named Executive Officer compensation; and (4) an advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.
Each of the nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his death, resignation or removal. Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. Stockholders, in non-binding advisory votes, (1) approved the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement and (2) recommended that the Company should hold future advisory votes on Named Executive Officer compensation every year.
In light of the stockholders’ advisory vote in favor of holding future non-binding advisory votes on the compensation of our Named Executive Officers every year and other factors, on May 24, 2011, the Company’s Board of Directors decided that the Company will hold such votes on executive compensation on an annual basis, until the next non-binding advisory vote on the frequency of such votes on executive compensation.
The table below shows the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the independent registered public accounting firm.

(1)	Election of directors

	For	Withheld	Broker Non-Votes
Gary W. Bagley	28,231,984	877,604	3,149,941
John M. Engquist	28,801,120	308,468	3,149,941
Paul N. Arnold	28,908,304	201,284	3,149,941
Bruce C. Bruckmann	27,179,911	1,929,677	3,149,941
Patrick L. Edsell	29,044,799	64,789	3,149,941
Thomas J. Galligan III	29,044,919	64,669	3,149,941
Lawrence C. Karlson	28,188,548	921,040	3,149,941
John T. Sawyer	29,017,795	91,793	3,149,941

(2)	Ratification of Appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain
32,242,352	1,576	15,601

(3)	Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
28,814,912	289,527	5,149	3,149,941

(4)	Advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,675,067	645	2,430,157	3,719	3,149,941

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.
Date: May 25, 2011	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer & Secretary